UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2012

CARLISLE COMPANIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-9278	31-1168055
(State or other jurisdiction	(Commission	(IRS
Employer of incorporation)	File Number)	Identification No.)

13925 Ballantyne Corporate Place, Suite 400, Charlotte, NC 28277

(Address of principal executive offices)

704-501-1100

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFS 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item  5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 23, 2012, Mrs. Carol P. Lowe announced her intention to resign as President, Carlisle FoodService Products Incorporated, a wholly owned subsidiary of Carlisle Companies Incorporated (the “Company”).  The Company expects Mrs. Lowe to remain in her current position for a two week notice period.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2012	CARLISLE COMPANIES INCORPORATED

	By:	/s/ Steven J. Ford
Steven J. Ford, Vice President
and Chief Financial Officer